SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

ALSP Orchid Acquisition Corporation I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41086	98-1624733
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2815 Eastlake Avenue East Suite 300 Seattle, WA		98102
(Address of principal executive offices)		(Zip Code)

(206) 957-7300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one redeemable warrant to acquire one Class A ordinary share	ALORU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	ALOR	The Nasdaq Stock Market LLC
Redeemable warrants to acquire one Class A ordinary share included as part of the Units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	ALORW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On November 23, 2021, ALSP Orchid Acquisition Corporation I (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Ordinary Shares”), and one half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000.

On November 22, 2021 the Company completed the private sale (the “Private Placement”) of 915,000 units (the “Private Placement Units”) to ALSP Orchid Sponsor LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $9,150,000.

A total of $175,950,000, comprised of $172,500,000 of the proceeds from the IPO (which amount includes $6,037,500 of the underwriters’ deferred commission) and $3,450,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 23, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement as been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet as of November 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2021	ALSP Orchid Acquisition Corporation I

	By:	/s/ Thong Q. Le
	Name:	Thong Q. Le
	Title:	Chief Executive Officer

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